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EXHIBIT 2.2

         List of Schedules and Attachments Omitted from Exhibit 2.1,
                         Agreement and Plan of Merger

Exhibit A-1           Articles of Merger
Exhibit A-2           Composition of Directors and Officers of Surviving Corporation
Exhibits B-1 and B-2  Employment Agreements
Exhibit C             Noncompetition Agreement
Exhibit D             Form of Escrow Agreement
Exhibit E             Senior Staff Confidentiality and Intellectual Property
                      Ownership Agreement
Exhibit F             Genisys Affiliate Agreement
Exhibit G             Carreker-Antinori Affiliate Agreement
Exhibit H             Opinion of Locke Liddell & Sapp LLP
Exhibit I             Tax Opinion of Arter & Hadden LLP
Exhibit J             Opinion of Arter & Hadden LLP
Exhibit K             Tax Opinion of Locke Liddell & Sapp LLP
Exhibit L             Pooling Opinion of Ernst & Young LLP
Exhibit 1.01(a)       Shares to be Issued

Schedule 2.01         Organization and Good Standing
Schedule 2.04         Subsidiaries
Schedule 2.05         No Violation of Existing Agreements
Schedule 2.06         Litigation
Schedule 2.07         Genisys Financial Statements
Schedule 2.08         Taxes
Schedule 2.09         Title to Properties
Schedule 2.10         Absence of Certain Changes
Schedule 2.10(i)      Changes in Management and Key Personnel
Schedule 2.11         Agreements and Commitments
Schedule 2.12         Intellectual Property
Schedule 2.13         Compliance with Laws
Schedule 2.14         Certain Transactions and Agreements
Schedule 2.15(a)      Employees
Schedule 2.15(c)      Benefit Plans
Schedule 2.15(e)      Affiliate Transactions
Schedule 2.15(f)      Employees, Officers and Consultants
Schedule 2.15(g)      Benefit Plan Contributions
Schedule 2.22         Government Contracts
Schedule 2.20         Insurance
Schedule 2.26         ADA
Schedule 2.27         Year 2000
Schedule 2.28         Accounts Receivable

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Schedule 2.30         Business Relations
Schedule 2.31         Bank Accounts and Powers of Attorney
Schedule 3.04         Stock Ownership
Schedule 4.02(b)      Consents
Schedule 4.04         No Violation of Existing Agreements
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Carreker-Antinori, Inc. agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule or other attachment.